UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2017
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Amendment No. 1 to Form 8-K is filed by Post Holdings, Inc. (the “Company”) to provide the financial statements required by Item 9.01(a)(1) and furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the completion of the acquisition previously reported in the Current Report on Form 8-K filed on July 3, 2017. In the originally filed Form 8-K, the Company reported it had completed its previously announced acquisition of Latimer Newco 2 Limited, a company registered in England and Wales (“Latimer”), and of Latimer’s direct and indirect subsidiaries, including Weetabix Limited (collectively the “Weetabix Group”).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Attached as Exhibit 99.1 hereto are the following financial statements as required by Item 9.01(a) of Form 8-K:
The audited financial statements of Latimer, consisting of consolidated balance sheets as of December 31, 2016 and January 2, 2016, and the related consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in equity and consolidated statements of cash flows for the 52 week period ended December 31, 2016, the 53 week period ended January 2, 2016 and the 52 week period ended December 27, 2014, the notes related thereto and the Independent Auditors’ Report.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of the Weetabix Group, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2017;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2016;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 2017; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.
(d) Exhibits.
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2017	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Accountants
99.1	Audited Financial Statements of Latimer Newco 2 Limited
99.2	Unaudited Pro Forma Financial Information

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